Exhibit 99.1
US Airways Group, Inc. Investor Presentation November 15, 2006

Forward-Looking Statements Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as "may," "will," "expect," "intend," "indicate," "anticipate," "believe," "forecast," "estimate," "plan," "guidance," "outlook," "could," "should," "continue" and similar terms used in connection with statements regarding the outlook of US Airways Group, Inc. (the "Company"). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company's expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings Corporation ("America West") and the Company or potential business combination transaction involving Delta Air Lines, Inc. ("Delta") and the Company, including future financial and operating results and the combined companies' plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause the Company's actual results and financial position to differ materially from the Company's expectations. Such risks and uncertainties include, but are not limited to, the following: the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; the Company's high level of fixed obligations and its ability to obtain and maintain financing for operations and other purposes; the Company's ability to achieve the synergies anticipated as a result of the merger with America West and the potential business combination transaction involving Delta and to achieve those synergies in a timely manner; the Company's ability to integrate the management, operations and labor groups of the Company and America West and the Company and Delta; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; changes in prevailing interest rates; the Company's ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; the Company's ability to use pre-merger NOLs and certain other tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in court or out of court restructuring by major airlines; continued existence of prepetition liabilities; interruptions or disruptions in service at one or more of the Company's hub airports; weather conditions; the Company's ability to obtain and maintain any necessary financing for operations and other purposes; the Company's ability to maintain adequate liquidity; the Company's ability to maintain contracts that are critical to its operations; the Company's ability to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the Company's ability to attract and retain customers; the cyclical nature of the airline industry; the Company's ability to attract and retain qualified personnel; economic conditions; and other risks and uncertainties listed from time to time in the Company's reports to the Securities and Exchange Commission. Pro forma financial information and forecasts included in the forward-looking statements herein were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants, the Securities Exchange Commission or any similar body or guidelines regarding pro forma financial information and forecasts, nor has any such information been audited, examined or otherwise reviewed by the independent auditors of the Company. You should not place undue reliance on these forward-looking statements. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. The Company assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2006, which is available at www.usairways.com. 1

US Airways + Delta ? "New" Delta Announced proposal to merge US Airways and Delta "New" Delta One of the world's largest airlines: able to compete in an increasingly competitive industry Annual synergies of $1.65 billion phased-in over 2 years Combined capacity rationalized by 10% Accretive to US Airways shareholders, significant premium to Delta creditors Best interest of employees, customers and communities served 2

Transaction Overview Approximately $8.0 billion of value to Delta's unsecured claimholders $4.0 billion of cash 78.5 million shares of US Airways stock valued at $4.0 billion (based on November 14, 2006 closing price of $50.93) Represents roughly a 25% premium to current unsecured bond trading levels (a) 40% premium based on a 30-day average (b) Committed financing of $7.2 billion, representing $4.0 billion to fund cash portion of offer and $3.2 billion in refinancing All other allowed secured debt and administrative claims to be assumed or paid in full 3 (a) Based on total unsecured claims pool of $16,000 million and current bond trading level of 0.40¢. (b) Based on 30-day average unsecured bond trading levels of 0.36¢.

Rationale for the Merger The U.S. airline industry is extremely fragmented No carrier with greater than 20% revenue share Sixth largest participant - more than half as large as industry leader Share data below is total revenue (international and domestic) for U.S. carriers. The fragmentation is even more dramatic on a global basis Q3 Revenue as a Percent of Industry Revenue 4 Source: Company filings.

Recent Merger Case Study: LCC versus UAUA US Airways emerged from bankruptcy in September 2005 and United Airlines emerged a few months later in February 2006 US Airways emerged with a merger partner (America West) and over $600 million in annual synergies; United emerged independently The post-emergence performance of US Airways has proven the value creation power of airline mergers 2006YTD Pre-Tax Income Margin vs. Industry Total Equity Return Since Emergence Note: Industry return calculated as weighted average of CAL, AMR, UAUA, LUV, ALK, AAI, FRNT, JBLU. (b) Data from 9/27/05 US Airways emergence from bankruptcy to 11/14/06. (c) Data from 2/2/06 UAL Corp. emergence from bankruptcy to 11/14/06. Note: Industry pre-tax YTD margin calculated as weighted average of UAUA, AMR, CAL, AAI, LUV, ALK, JBLU, FRNT, DAL, and NWAC. Reflects pre-tax excluding special items. Data YTD as of 9/30/06. (a) YTD data for UAUA includes one month ended 1/30/06 of the predecessor company, and eight months ended 9/30/06 of the successor company. (c) 5 (a) (b) (b)

Why Did US Airways / America West Work? Note: Based on ATA reporting carriers 6 3% - 4% capacity reduction led to... Industry RASM up over 10% US Airways and others reduced capacity through bankruptcy which has driven industry improvement

Why Did US Airways / America West Work? The RASM outperformance achieved in the US Airways / America West merger could be similar in a Delta / US Airways merger (though our modeling assumes only an incremental 3.5% RASM improvement) Note: Based on ATA reporting carriers. 7 US Airways out- performance from synergies worth $425 million YTD US Airways Year-Over-Year ASMs Industry Year-Over-Year ASMs US Airways Year-Over-Year RASM Industry Year-Over-Year RASM

New Delta: Leader in Industry of the Future Success of US Airways / America West combination is serving as a catalyst for further mergers Delta / US Airways has the same critical attributes of US Airways / America West, but on a larger scale Bankruptcy allows for return of unprofitable aircraft Labor costs at two companies are similar Complementary route network Result is a New Delta that will emerge as one of the world's largest airlines, able to compete in an increasingly competitive industry 8

New Delta: Network Optimization 9 Complementary hubs to provide better service with 10% fewer ASMs while maintaining service to all existing U.S. destinations Capacity reduction achieved by eliminating unprofitable or low load factor flights and point-to-point flying Southeast - ATL / CLT Reduce capacity in low load factor markets and optimize traffic flows Upgrade smaller gauged regional jets to larger and more efficient equipment Northeast - LGA / JFK / PHL Re-optimize domestic and international traffic flows - domestic focus on LGA with balanced international service between PHL and JFK Assets divested - Rest of LGA network has little overlap West - PHX / SLC PHX and SLC retain hub status with increased southern (for PHX) and northern (for SLC) tier focus and reach Presents non-stop international service opportunities from West Central - CVG / PIT Optimized to focus CVG on mid-west markets and PIT on Northeast markets

US Airways Domestic Network HII MGW LEB ACK MVY PQI HYA AUG BHB OGS MSS ART RKD ITH IPT AOO BFD FKL JHW DUJ JST LBE CKB BLF BKW LWB SHD LNS EWN PGV AHN HHH COU IRK JLN GCK DDC HYS GBD MHK SLN GRI MCK SBP YUM FLG IGM PRC FMN TEX VEL CDC CNY HGR OKC TLH EGE LGB TWF IDA ABY ISP LGA IAD DTW GRR MKE MCI MEM JAN MLU TYS SHV MSP BTR TOL STL LEX LIT MGM BHM CVG MSY MOB PNS IND MDW ORD SBN HSV DAY BNA SDF ROC ABE SWF MDT DCA BGR PWM ALB BOS BWI PHL RIC JFK EWR PVD BDL BUF PIT SYR MCO MLB DAB TPA JAX PBI MIA FLL RSW SRQ ORF AGS CLT GSP CAE CLE ATL CHS SAV GSO RDU CMH DEN ANC HOU LAX OMA HNL SFO ELP SMF TUL TUS AUS BIL BZN SLC COS SAT DFW IAH LAS SAN SEA ONT SNA ABQ PHX OAK RNO FCA MSO GEG PSC GTF HLN OGG ACY AEX APF ASE ATW AVL AVP AZO BGM BMI BQK BTV CAK CHA CHO CID CRP CRW CSG DHN DMS ERI EVV EYW FAY FLO FNT FSD FWA GNV GPT GRB GRK GTR HDN HPN ICT ILG ILM ISO JAC LAN LFT LYH MCN MEI MFE MHT MLI MSN MTH MTJ MYR OAJ PFN PHF PIA PSP ROA SGF TRI TTN TUP VLD VPS XNA BFL BLI BTM BUR COD HTS SCE DRO EKO FAR FAT GJT LWS MRY PIH RAP RDM SBA SGU SUN PDX EUG MFR BOI SJC 10 LIH KOA

Delta Domestic Network HII MGW LEB ACK MVY PQI HYA AUG BHB OGS MSS ART RKD ITH IPT AOO BFD FKL JHW DUJ JST LBE CKB BLF BKW LWB SHD LNS EWN PGV AHN HHH COU IRK JLN GCK DDC HYS GBD MHK SLN GRI MCK SBP YUM FLG IGM PRC FMN TEX VEL CDC CNY HGR OKC TLH EGE LGB TWF IDA ABY ISP LGA IAD DTW GRR MKE MCI MEM JAN MLU TYS SHV MSP BTR TOL STL LEX LIT MGM BHM CVG MSY MOB PNS IND MDW ORD SBN HSV DAY BNA SDF ROC ABE SWF MDT DCA BGR PWM ALB BOS BWI PHL RIC JFK EWR PVD BDL BUF PIT SYR MCO MLB DAB TPA JAX PBI MIA FLL RSW SRQ ORF AGS CLT GSP CAE CLE ATL CHS SAV GSO RDU CMH DEN ANC HOU LAX OMA HNL SFO ELP SMF TUL TUS AUS BIL BZN SLC COS SAT DFW IAH LAS SAN SEA ONT SNA ABQ PHX OAK RNO FCA MSO GEG PSC GTF HLN OGG ACY AEX APF ASE ATW AVL AVP AZO BGM BMI BQK BTV CAK CHA CHO CID CRP CRW CSG DHN DMS ERI EVV EYW FAY FLO FNT FSD FWA GNV GPT GRB GRK GTR HDN HPN ICT ILG ILM ISO JAC LAN LFT LYH MCN MEI MFE MHT MLI MSN MTH MTJ MYR OAJ PFN PHF PIA PSP ROA SGF TRI TTN TUP VLD VPS XNA BFL BLI BTM BUR COD HTS SCE DRO EKO FAR FAT GJT LWS MRY PIH RAP RDM SBA SGU SUN PDX EUG MFR BOI SJC 11

New Delta Domestic Network New Delta would be the leading airline in the U.S. HII MGW LEB ACK MVY PQI HYA AUG BHB OGS MSS ART RKD ITH IPT AOO BFD FKL JHW DUJ JST LBE CKB BLF BKW LWB SHD LNS EWN PGV AHN HHH COU IRK JLN GCK DDC HYS GBD MHK SLN GRI MCK SBP YUM FLG IGM PRC FMN TEX VEL CDC CNY HGR OKC TLH EGE LGB TWF IDA ABY ISP LGA IAD DTW GRR MKE MCI MEM JAN MLU TYS SHV MSP BTR TOL STL LEX LIT MGM BHM CVG MSY MOB PNS IND MDW ORD SBN HSV DAY BNA SDF ROC ABE SWF MDT DCA BGR PWM ALB BOS BWI PHL RIC JFK EWR PVD BDL BUF PIT SYR MCO MLB DAB TPA JAX PBI MIA FLL RSW SRQ ORF AGS CLT GSP CAE CLE ATL CHS SAV GSO RDU CMH DEN ANC HOU LAX OMA HNL SFO ELP SMF TUL TUS AUS BIL BZN SLC COS SAT DFW IAH LAS SAN SEA ONT SNA ABQ PHX OAK RNO FCA MSO GEG PSC GTF HLN OGG ACY AEX APF ASE ATW AVL AVP AZO BGM BMI BQK BTV CAK CHA CHO CID CRP CRW CSG DHN DMS ERI EVV EYW FAY FLO FNT FSD FWA GNV GPT GRB GRK GTR HDN HPN ICT ILG ILM ISO JAC LAN LFT LYH MCN MEI MFE MHT MLI MSN MTH MTJ MYR OAJ PFN PHF PIA PSP ROA SGF TRI TTN TUP VLD VPS XNA BFL BLI BTM BUR COD HTS SCE DRO EKO FAR FAT GJT LWS MRY PIH RAP RDM SBA SGU SUN PDX EUG MFR BOI SJC 12 LIH KOA

Combined Domestic Network Position Creates a leading competitor in the Eastern U.S. and enhanced position in the Western U.S. US Airways New Delta Delta Combination Highlights #1 airline in 155 airports across the U.S. Maintain service to all existing U.S. destinations + = #7 #6 #1 #3 #7 #2 #4 #7 #6 #1 #3 #7 #2 #4 #2 #4 #3 #1 #2 #4 #5 #2 #4 #3 #1 #2 #4 #5 #2 #4 #3 #4 #1 #1 #1 #2 #4 #3 #4 #1 #1 #1 13

Major Carrier Share - Domestic ASMs Post restructuring, New Delta would have the highest domestic share of ASMs 1H 2006 Domestic ASM Share New Delta 14

New Delta International Network New Delta would be the #1 airline across the Atlantic, #2 to the Caribbean and a valued partner for either Star Alliance or SkyTeam SEL IST VIE SVO MUC AMS ATH BRU CDG CPH DUB DUS EDI FCO FRA LGW MAD MAN MXP SNN STR VCE ZRH BCN KBP NCE TXL TLV YYC YEG STT SXM BQN POP ANU PSE KIN MBJ PLS PUJ SDQ SJU STX EZE SCL MID CCS BJX AUA ACA ATL LAX JFK ACC BDA BGI BOG BZE CUN CZM DKR FDF FPO GCM GDL GIG GRU GUA GYE LIM MEX MGA MTY NAS NRT POS PTP PTY PVR RTB SAL SAP SJD SJO UIO UVF YOW YUL YVR YYZ BOS BOM YFC YHZ YQB CVG CUL SLC JNB GRU HMO STI LAP LIR LTO MZT ZCL ZIH ZLO LGA MCO YWG IAD OAK LAS SKB PHX SAN PIT DCA PHL CLT FLL PRG BUD FLR BUH DXB ARN 15

Potential Synergies from this Combination Our detailed analysis has identified $1.65 billion in potential annual synergies to be phased in over a 2-year period Synergy Type Value (in millions) Network Synergies $935 Cost Synergies $710 Total Annual Synergies $1,645 We estimate that the opportunity to generate over half of these potential annual synergies could be lost if a merger is delayed until post-emergence Network synergies dramatically reduced by inability to return aircraft Cost synergies reduced by inability to terminate leases, operating contracts, etc. 16

Summary of Network Synergies Potential annual network synergies are estimated at $935 million. This is a conservative estimate compared to actual results at US Airways / America West Type Value (in millions) Comment Capacity $777 Restructuring results in higher passenger load factors and lower costs Reduce service to marginal markets Discontinue unprofitable flying (for example, point-to-point) Mix of traffic Presence $158 Presence synergies created from more comprehensive network Includes new connectivity Comprehensive nationwide network Enhanced Northeast and East Coast position allows New Delta to compete for corporate accounts Total Network Synergies $935 17

Summary of Cost Synergies Potential annual cost synergies estimated at $710 million Type Value (in millions) Comment Information Systems $200 Single system needed in most cases; redundant system can be eliminated Overhead Reduction $150 Elimination of overlapping overhead Facilities $100 Delta and US Airways coexist in domestic U.S. airports - consolidating gates, hangars, and leaseholds along with divestiture of redundant non-operating space Other Expenses $350 Move Delta's selling expense CASM of 0.60¢ closer to US Airways' 0.45¢ Insurance and other large contract optimization savings realized in US Airways / America West transaction Labor ($90) Based on assumption that labor costs will move to the highest common denominator for all groups Total Cost Synergies $710 18

Value Creation of New Delta The combination could create significant EPS accretion to US Airways and value to Delta unsecured creditors Accretion to US Airways Pro Forma EPS US Airways 2007E Median First Call EPS Estimate New Delta Pro Forma EPS Estimate (a) $7.17 40%+ Accretive (a) Based on merger model - pro forma for 100% run-rate synergies of $1,645 million and transaction related costs including incremental interest expense. (b) Based on total unsecured claims pool of $16,000 million and current unsecured bond trading level of 0.40¢. 19 Value to Delta Creditors Current Delta Equity Value (b) $6.4 bn 25% Premium Cash $4.0 bn US Airways Stock $4.0 bn Cash $4.0 bn Transaction Consideration Value to Delta Unsecured Creditors Upside From Synergies Through Equity Participation New Delta Stock $4.0 bn

Creates "Best in Class" Capital Structure The combination would result in the leading capitalized airline in the industry Sources & Uses Pro Forma Leverage Based on LTM data (a) Pro forma adjustments include $1,645 million of run-rate synergies and $4,000 of incremental acquisition debt. (b) Leases capitalized at 7x aircraft rent expense. 20

Labor Force Integration Employees will benefit from a larger and more competitive airline As in the US Airways / America West transaction, labor contracts do not prohibit a merger Our model assumes labor costs increase to the highest of the existing levels in every group Expected to manage capacity reduction through attrition and leaves, not furloughs US Airways / America West reduced fleet 15% initially No mainline furloughs post merger, have begun hiring in every work group 21

Consumer Benefits Customers will be able to utilize low fare air services to reach more than 350 destinations, including the U.S., Canada, Mexico, Europe, the Caribbean, Latin America and Asia, across five continents US Airways management has a proven record of consumer-friendly pricing In May 2002, while still America West, management overhauled industry pricing model Many travelers have already benefited from the US Airways / America West merger: Reduced business fares in nearly 400 markets between 10% - 83%, averaging 37% Reduced leisure fares in nearly 350 markets between 10% - 75%, averaging 24% Continuing to serve all current U.S. destinations 22 The New Delta will expand service and create more choice for consumers; service and reach of a legacy carrier within the cost structure of a low fare carrier

Antitrust Overview Prior to closing, the merger will receive government review for antitrust / competition impacts DOJ, among others, will review the merger Since 2000 (DOJ review of US Airways / United Airlines), the industry has changed dramatically The growth of low cost carriers, 9/11, industry bankruptcies, domestic code-shares and international alliances US Airways / America West merger achieved significant synergies The merger will enhance competition New Delta will continue to face vigorous competition, including in overlapping city-pairs Competition from low cost carriers, in particular, will continue to grow This merger will generate significant synergies not premised on raising fare levels 23

Integration Issues US Airways / America West is successfully completing integration Network synergies of $425 million exceed target of $350 million (RASM up 17.1% YTD vs. forecast of 10.9% and industry up 9.1%) Cost synergies of $300 million already identified (target was $250 million) All other integration efforts on track US Airways / America West is expected to complete integration before beginning Delta integration Reservations system cut over in 1H07 Single operating certificate in 1H07 Only outstanding item - Labor contracts 24 Our experience with the US Airways / America West transaction has given us great insight into these important integration issues and how best to address them

Roadmap to Completion Commence Due Diligence Enter into Merger Agreement File Hart-Scott-Rodino with the Department of Justice File Plan of Reorganization with the U.S. Bankruptcy Court Obtain Delta Creditor Approval Receive US Airways Shareholder Approval Delta Emerges from Bankruptcy Delta and US Airways Merge 25 Transaction to close by 1H 2007, consistent with Delta's plan to emerge from Chapter 11

Summary Delta / US Airways merger is an exciting opportunity to create the world's leading airline Built to compete in an evolving industry Exceptional value creation through annual synergies of $1.65 billion Industry recovery aided through network restructuring Accretive to US Airways shareholders, significant premium and liquidity to Delta creditors Employees gain financially stronger employer, with highest common denominator labor cost and better future growth prospects More choices for consumers through broader network, customer-friendly pricing philosophy 26

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Additional Information Subject to future developments, US Airways Group may file with the United States Securities and Exchange Commission a registration statement to register the US Airways Group shares which would be issued in the proposed transaction and/or a proxy statement with respect to the proposed transaction. Investors and security holders are urged to read the registration statement and/or proxy statement (when and if available) and any other relevant documents filed with the Commission, as well as any amendments or supplements to those documents, because they will contain important information. Investors and security holders may obtain a free copy of the registration statement and/or proxy statement (when and if available) and other relevant documents at the Commission's Internet web site at www.sec.gov. The registration statement and/or proxy statement (when and if available) and such other documents may also be obtained free of charge from US Airways Group by directing such request to: US Airways Group, Inc., 111 West Rio Salado Parkway, Tempe, Arizona 85281, Attention: Chief Legal Officer.